UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TOWERSTREAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TOWERSTREAM CORPORATION

The undersigned stockholder of Towerstream Corporation hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the 2012 Annual Meeting of Stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on November 2, 2012 at 9:00am Eastern Standard time, (ii) appoints Jeffrey M. Thompson and Joseph P. Hernon, and each of them, proxies and attorneys-in-fact, each with full powers of substitution and revocation, to vote all shares of Common Stock of Towerstream Corporation owned by the undersigned at such meeting and at any adjournments thereof, and in their discretion with respect to any other matters which properly come before the meeting (and any such adjournments), and (iii) revokes any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, FOR THE BOARD’S NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSALS 2 THROUGH 5 AND FOR THE OPTION OF EVERY THREE YEARS ON PROPOSAL 6.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO
DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
of Stockholders to be held on November 2, 2012. The 2012 Proxy Statement and the 2011

Annual Report are available at: http://viewproxy.com/towerstream/2012

Please mark your votes like this ☒

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2 through 5 and 3 YEARS for Proposal 6.

1.	Election of five (5) directors:	FOR	AGAINST	ABSTAIN				FOR	AGAINST	ABSTAIN
	(01) Philip Urso	☐	☐	☐	3.	Amendment of the Company’s 2007 Incentive Stock		☐	☐	☐
	(02) Jeffrey M. Thompson	☐	☐	☐		Plan to increase the number of shares of common stock
	(03) Howard L. Haronian, M.D.	☐	☐	☐		reserved for issuance from 2,500,000 to 5,000,000.
	(04) Paul Koehler	☐	☐	☐	4.	Ratification of Marcum LLP as the Company's		☐	☐	☐
	(05) William J. Bush	☐	☐	☐		independent registered public accounting
2.	Amendment of the Company’s Certificate of Incorporation to	☐	☐	☐		firm for fiscal year ending December 31, 2012.
	increase the authorized number of shares of common stock				5.	Non-binding advisory vote on the compensation of		☐	☐	☐
	from 70,000,000 to 95,000,000.					the Company’s executive officers.
							3 YEARS	2YEARS	1YEAR	ABSTAIN
					6.	Non-binding advisory vote on the frequency of future	☐	☐	☐	☐
stockholder advisory votes on executive compensation.
					7.	Transaction of such other business as may properly
come before the meeting or any adjournments thereof.

Note: Please sign as name appears hereon. Joint owners should each sign . When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give title as such .

Date:

Signature

Signature (if held jointly)

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

 Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to

vote your proxy. Have your proxy

card available when you call.

Follow the voting instructions to

vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.